EXHIBIT 10.8.3

CONFIDENTIAL

ADDENDUM TO LICENSE AGREEMENT

REGARDING ROYALTIES FOR 90nm LICENSED PRODUCTS

This Addendum to License Agreement (this “Addendum”), serves to amend that certain License Agreement, Number PL2028, dated November 30, 1997, as amended (the “License Agreement”), by and between Artisan Components, Inc., a Delaware corporation, with its principal place of business at 141 Caspian Court, Sunnyvale, California 94089-1210 (hereinafter referred to as “Artisan Components”), and Taiwan Semiconductor Manufacturing Company Ltd., duly incorporated under the laws of the Republic of China and having its registered office at N. 121, Park Ave. 3, Science-Based Industrial Park, Hsin-Chu, Taiwan, R.O.C. (hereinafter referred to as “Licensee”). This Addendum is effective as of the date last signed below (“Effective Date”).

RECITALS

Pursuant to separate addenda between the parties, the parties are providing for the addition of 90nm Licensed Products to the License Agreement.

By this Addendum, the parties desire to amend the License Agreement to provide for the following obligations and responsibilities of the parties relating to the payment of Royalties for 90nm Licensed Products under the License Agreement.

The parties agree the below terms and conditions are added to and made a part of the License Agreement:

ADDENDUM

1. Royalties for 90nm Licensed Products. Licensee agrees to pay the Royalties set forth in this Addendum for the 90nm Licensed Products that are manufactured at Licensee’s Manufacturing Sites, and the parties hereby acknowledge and agree that the terms set forth in Section 1 (except for subsections 1(a), 1(b), and 1(c), which state the royalty rates for 0.25µ, 0.18µ, and 0.15µ Licensed Products) of the Amendment to License Agreement To Revise Royalty Payment Formula and Modify Certain General Terms of License Agreement, effective as of January 1, 2000 (the “2000 Royalty Addendum”) shall apply to the 90nm Licensed Products. In accordance with the License Agreement, Licensee only has a Royalty payment obligation when manufacture occurs at Licensee’s Manufacturing Sites. The parties will agree to a tagging convention to track the use of the 90nm Licensed Products in integrated circuit products manufactured by Licensee, pursuant to a mutually-agreed upon specification, to be agreed upon prior to release of the 90nm Licensed Products to end user customers, and Artisan Components agrees to use the mutually-agreed upon tagging convention with respect to the 90nm Licensed Products.

Licensee shall pay to Artisan Components the following percentage, as running royalties, of all Revenue received from any and all 90nm LIC/Wafers (as LIC/Wafers is defined below) manufactured by or for Licensee:

Year*	1	2	3	4	5	6	7	8–10
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

Year 1 begins with Licensee’s launch of 90nm risk production for 300mm wafer manufacturing (targeted for March, 2003). Licensee agrees to provide Artisan Components written notice within thirty (30) days of the launch of the 90nm risk production for 300mm wafer manufacturing.

2. Definitions. For purposes of convenience, the parties set forth below the provisions from the 2000 Royalty Addendum defining “LIC/Wafer” and “Engineering Lot,” changed only to refer to the 90nm Licensed Products, and the parties acknowledge and agree to these definitions with respect to the 90nm Licensed Products:

Artisan Components agrees to use commercially reasonable efforts to ensure that the 90nm Licensed Products are tagged in accordance with Section 1 above, and to ensure that the 90nm Licensed Products distributed pursuant to Artisan’s Free Library Program and Third Party Relationship Programs are tagged in accordance with Section 1 above and that Artisan Component’s end user licensees pursuant to those programs are required to keep the tagging information intact. Artisan Components further agrees to inform its end user licensees of the 90nm Licensed Products that TSMC will provide Artisan Components with wafer and part number information pursuant to TSMC’s contractual obligations to Artisan Components.

The parties confirm and clarify that “LIC/Wafer” shall mean any single integrated circuit die and/or piece of silicon wafer designed and/or manufactured at Licensee’s Manufacturing Sites Using all or any portion of the (i) Licensed Products and/or any derivative work extension, enhancement or modification of Licensed Products made by or for Licensee or output of the foregoing, (ii) any of the Licensee provided I/Os and/or core cells distributed by and through Artisan through its Free Library Program and Third Party Relationship Programs (“TSMC Cells”), and/or (iii) any custom libraries and/or library components (e.g., Memory Instance, memories, custom I/Os, custom standard cells, etc.) that are developed by Artisan Components to Licensee’s design rules, mutually-agreed upon guidelines, Licensee’s spice models, Licensee’s SRAM bit cells (if available) or by joint review and mutually agreed SRAM-approved bit cell, and in which end user customers are restricted to manufacturing (through Artisan Components’ End User License Agreement) solely at Licensee’s Manufacturing Sites. This Addendum, including the definition of “LIC/Wafer”, and the License Agreement, constitute the entire agreement of the parties with respect to Licensee’s royalty obligation to Artisan Components for 90nm Licensed Products.

“90nm LIC/Wafers” means all LIC/Wafers that are manufactured for any of Licensee’s 90nm processes and Licensee’s 90nm derivative processes, except Engineering Lots (defined below) and [***].

“Engineering Lot” means an initial set of wafers (not to exceed [***]) manufactured for fine tuning the manufacturing and testing of the manufacturing for a particular design(s).

3. Restricted Credits. The terms of the 2000 Royalty Addendum shall apply to the 90nm Licensed Products with respect to Restricted Credits, except as may be modified below:

3.1 Artisan Components will accrue restricted credits (“Restricted Credits”) for Licensee based on royalty fees paid to Artisan Components when due hereunder as follows. A percentage of a Restricted Credit will accrue for each $1.00 of royalty fees paid to Artisan Components when due hereunder in accordance with the following table.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL

Restricted Credit Percentages For Royalties Paid Against 90nm LIC/Wafers

Year*	1	2	3	4	5	6	7	8–10
Percentage of Royalty $$ = Restricted Credit	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

For example, if [***] of royalties is paid to Artisan for Royalty Year 1 for 90nm LIC/Wafers when due, Licensee will accrue [***] of Restricted Credits.

4. General; Entire Agreement. Except as set forth herein, all terms and conditions of the License Agreement shall remain in full force and effect. Unless otherwise defined in this Addendum, capitalized terms used in this Addendum shall have the same meaning as set forth in the License Agreement. This Addendum and the License Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes any other agreements, promises, representations or discussions, written or oral, concerning such subject matter.

Accepted and Agreed To:

ARTISAN COMPONENTS, INC.		TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LTD. (Licensee)

By:	/s/ HARRY DICKINSON	By:	/s/ GENDA J. HU

Name:	Harry Dickinson	Name:	Genda J. Hu

Title:	COO	Title:	Vice President Corporate Marketing

Date:	September 10, 2002	Date:	September 6, 2002

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.